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                                                                    EXHIBIT 23.1


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

InfoCure Corporation
Atlanta, Georgia



     We hereby consent to the use of our reports incorporated by reference in this prospectus constituting a part of the registration statement number 333-73097 on Form S-3; in the prospectus constituting a part of the registration statement number 333-48829 on Form S-8; and in the prospectus constituting the registration statement number 333-71109 on Form S-3.

     We also consent to the reference to us under the caption "Experts" in the prospectus.


                                       BDO Seidman, LLP


Atlanta, Georgia
May 5, 1999